UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

 JAMMIN JAVA CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52161	264204714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4730 Tejon St., Denver, Colorado 80211

(Address of principal executive offices and Zip Code)

323-556-0746

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

JSJ Side Letter Agreement

On March 1, 2016, Jammin Java Corp. (the “Company”, “we” and “us”), entered into a side letter agreement with JSJ Investments, Inc. (“JSJ”). We previously sold JSJ a Convertible Promissory Note in the amount of $275,000 on or around September 9, 2015 (the “JSJ Note”), which is described in greater detail in the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2015, filed with the Securities and Exchange Commission on September 21, 2015. Pursuant to the side letter agreement, JSJ agreed to extend the maturity date of the JSJ Note to December 9, 2016 (from March 9, 2016), and we agreed to amend the terms of the JSJ Note relating to prepayment, to allow us the right to prepay the JSJ Note (a) from March 1, 2016 to September 9, 2016, provided we pay a redemption premium of 135% of the principal amount of such note together with accrued interest thereon, and (b) from September 10, 2016 to the maturity date, provided we pay a redemption premium of 150% of the principal amount of such note together with accrued interest thereon. The side letter agreement also amended the JSJ Note to (a) allow JSJ the right at any time after September 9, 2016, to convert the amount owed under the JSJ Note into shares of our common stock at a 40% discount to the third lowest trade during the previous 10 trading days prior to the date of conversion, provided that in no event will such conversion price be less than $0.00005 per share; and (b) to add a 4.99% ownership limitation which prevents JSJ from converting the note into our common stock in the event it and its affiliates would beneficially own more than 4.99% of our common stock upon such conversion, provided that such percentage can be increased by JSJ with 61 days prior written notice up to 9.99%. The side letter agreement also amended the events of default under the JSJ Note to include other additional customary events of default, in the event we cease filing reports with the Securities and Exchange Commission or if we file a Form 15.

In connection with the parties’ entry into the side letter agreement, we paid JSJ $117,253, including $16,003 of interest due on the JSJ Note through March 1, 2016, $5,000 of JSJ’s legal fees and $96,250 in consideration for JSJ agreeing to extend the due date of the JSJ Note (which represents the prepayment penalty which would have been due had we repaid the JSJ Note when due).

We hope to repay the JSJ Note prior to any conversion. In the event that the JSJ Note is not repaid in cash in its entirety, Company shareholders may suffer dilution if and to the extent that the balance of the JSJ Note is converted into common stock.

The description of the side letter agreement above is qualified in all respects by the actual provisions of the side letter agreement, which is attached hereto as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

5% Convertible Promissory Notes with Duck Duck Spruce, LLC

On March 8, 2016, and March 15, 2016, we sold Duck Duck Spruce, LLC (“Duck Duck”) two 5% Convertible Promissory Notes with face amounts of $330,000, representing $300,000 borrowed from Duck Duck and a 10% original issue discount ($30,000), and $220,000, representing $200,000 borrowed from Duck Duck and a 10% original issue discount ($20,000), respectively (each a "Duck Duck Note", and collectively, the “Duck Duck Notes”). The Duck Duck Notes accrue interest at the rate of 5% per annum (the lesser of 10% per annum and the highest rate allowed per law upon an event of default), and are due on December 8, 2016 (as to the March 9, 2016 note) and March 15, 2016 (as to the March 15, 2016 note), provided that if we repay the Duck Duck Notes more than 90 days after the issuance date thereof, the 5% interest which would have accrued through maturity is required to be paid to Duck Duck at the time of repayment.

The Duck Duck Notes can be repaid by us prior to the 180th day after the issuance date thereof along with a prepayment penalty of between 105% and 130% of the principal amount owed thereunder, plus interest (which as described above requires the total of interest through maturity if repaid more than 90 days after the issuance date). After the 180th day after the issuance date the notes cannot be repaid without the written consent of Duck Duck.

The Duck Duck Notes provide for standard and customary events of default such as failing to timely make payments under the Duck Duck Notes when due and the failure of the Company to timely comply with the Securities Exchange Act of 1934, as amended, reporting requirements.

The amount owed under the Duck Duck Notes are convertible into shares of our common stock from time to time after the 180th day after the issuance date of thereof at the option of Duck Duck, at a 35% discount (increasing by 10% if we are placed on the “chilled” list with the DTC, increasing by 5% if we are not DWAC eligible, and increasing by another 5% upon the occurrence of any event of default under the note) to the average of the two lowest closing prices of our common stock during the 10 consecutive trading days prior to the date of conversion, provided that all conversions are subject to a floor of $0.05 per share.

At no time may the Duck Duck Notes be converted into shares of our common stock if such conversion would result in Duck Duck and its affiliates owning an aggregate of in excess of 9.99% of the then outstanding shares of our common stock.

The March 15, 2016 Duck Duck Note also (a) required us to issue 250,000 shares of restricted common stock to Duck Duck in consideration for agreeing to the sale of such note; and (b) provided that as long as the note is outstanding, upon any issuance by us of any convertible debt security (whether such debt begins with a convertible feature or such feature is added at a later date) with any conversion price term more favorable than such Duck Duck Note, then at Duck Duck’s option, such conversion price term can apply to such March 15, 2016 Duck Duck Note.

We hope to repay the Duck Duck Notes prior to any conversion. In the event that the Duck Duck Notes are not repaid in cash in their entirety, Company shareholders may suffer dilution if and to the extent that the balance of the Duck Duck Notes is converted into common stock.

The description of the Duck Duck Notes above is not complete and is qualified in its entirety by the full text of the Duck Ducks Notes, filed herewith as Exhibit 10.2 and 10.9, and incorporated in this Item 1.01 by reference.

Convertible Promissory Note with Vis Vires Group

On March 16, 2016, we sold Vis Vires Group, Inc. (“Vis Vires”) a Convertible Promissory Note (with an issuance date of March 11, 2016) in the principal amount of $225,000 (the “Vis Vires Convertible Note”), pursuant to a Securities Purchase Agreement, dated March 11, 2016. The Vis Vires Convertible Note bears interest at the rate of 8% per annum (22% upon an event of default) and is due and payable on December 15, 2016. The Vis Vires Convertible Note provides for standard and customary events of default such as failing to timely make payments under the Vis Vires Convertible Note when due and the failure of the Company to timely comply with the Securities Exchange Act of 1934, as amended, reporting requirements. Additionally, upon the occurrence of certain fundamental defaults, as described in the Vis Vires Convertible Note, we are required to pay Vis Vires liquidated damages in addition to the amount owed under the Vis Vires Convertible Note.

The principal amount of the Vis Vires Convertible Note and all accrued interest is convertible at the option of the holder thereof into our common stock at any time following the 180th day after the Vis Vires Convertible Note was issued. The conversion price of the Vis Vires Convertible Note is equal to the greater of (a) 65% (a 35% discount) multiplied by the average of the lowest five closing bid prices of our common stock during the ten trading days immediately prior to the date of any conversion; and (b) $0.00009, provided that the conversion price during major announcements (as described in the Vis Vires Convertible Note) is the lower of the conversion price on the announcement date of such major announcement and the conversion price on the date of conversion. In the event we fail to deliver the shares of common stock issuable upon conversion of the note within three business days of our receipt of a conversion notice, we are required to pay Vis Vires $2,000 per day for each day that we fail to deliver such shares. The Vis Vires Convertible Note conversion price also includes anti-dilution protection such that in the event we issue or are deemed to have issued common stock or convertible securities at a price equal to less than the conversion price of the Vis Vires Convertible Note in effect on the date of such issuance or deemed issuance, the conversion price of the Vis Vires Convertible Note is automatically reduced to such lower price, subject to certain exceptions in the note.

At no time may the Vis Vires Convertible Note be converted into shares of our common stock if such conversion would result in Vis Vires and its affiliates owning an aggregate of in excess of 9.99% of the then outstanding shares of our common stock.

We may prepay in full the unpaid principal and interest on the Vis Vires Convertible Note, upon notice, any time prior to the 180th day after the issuance date. Any prepayment is subject to payment of a prepayment amount ranging from 108% to 133% of the then outstanding balance on the Vis Vires Convertible Note (inclusive of accrued and unpaid interest and any default amounts then owing), depending on when such prepayment is made.

The Vis Vires Convertible Note also contains customary positive and negative covenants.

We paid $3,000 of Vis Vires’s attorney’s fees in connection with the sale of the Vis Vires Convertible Note.

We hope to repay the Vis Vires Convertible Note prior to any conversion. In the event that the Vis Vires Convertible Note is not repaid in cash in its entirety, Company shareholders may suffer dilution if and to the extent that the balance of the Vis Vires Convertible Note is converted into common stock.

The description of the Vis Vires Convertible Note and Subscription Agreement above is not complete and is qualified in its entirety by the full text of the Vis Vires Convertible Note and Subscription Agreement, filed herewith as Exhibits 10.7 and 10.8, respectively, which are incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above in Item 1.01, below the headings “JSJ Side Letter Agreement”, “5% Convertible Promissory Notes with Duck Duck Spruce, LLC” and “Convertible Promissory Note with Vis Vires Group”, are incorporated by reference in this Item 2.03 in their entirety.

Item 3.02	Unregistered Sales of Equity Securities.

As described above under Item 1.01, which disclosures are incorporated by reference in this Item 3.02, on March 1, 2016, we entered into the JSJ side letter agreement which amended the terms of the JSJ Note as discussed above. To the extent such transaction is deemed the offer or sale of unregistered equity securities, we plan to claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing did not involve a public offering, the recipient was (i) an “accredited investor”; and/or (ii) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuance and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

As described above under Item 1.01, which disclosures are incorporated by reference in this Item 3.02, on March 8, 2016 and March 15, 2016, we sold Duck Duck the Duck Duck Notes. The notes are convertible into our common stock at a discount to the trading price of our common stock as described in greater detail above. We also agreed pursuant to the March 15, 2016 Duck Duck Note to issue Duck Duck 250,000 restricted shares of common stock. We claim an exemption from registration for the issuance of such convertible notes and shares pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act, since the foregoing issuances did not involve a public offering, the recipient was (i) an “accredited investor”; and/or (ii) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuance and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

As described above under Item 1.01, which disclosures are incorporated by reference in this Item 3.02, on March 13, 2016, we sold Vis Vires the Vis Vires Convertible Note. The note is convertible into our common stock at a discount to the trading price of our common stock as described in greater detail above. We claim an exemption from registration for the issuance of such convertible note pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act, since the foregoing issuance did not involve a public offering, the recipient was (i) an “accredited investor”; and/or (ii) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuance and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

As described below under Item 5.02, which disclosures are incorporated by reference in this Item 3.02, on March 11, 2016, our Board of Directors approved the re-pricing of stock options to purchase an aggregate of 6 million shares of our common stock (2 million each to each of our executive officers and Chairman). To the extent such re-pricings constituted the offer and sale of securities, we believe that such transactions were exempt from registration pursuant to (a) Section 4(a)(2) of the Securities Act; and/or (b) Rule 506 of the Securities Act, and the regulations promulgated thereunder. With respect to the transactions described above, no general solicitation was made either by us or by any person acting on our behalf. The transactions were all privately negotiated, and none involved any kind of public solicitation. No underwriters or agents were involved in the foregoing grants and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. All recipients were officers and directors of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2015 Equity Incentive Plan

On March 10, 2016, our Board of Directors approved and adopted the Company’s Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”). The sole amendment to the Company’s prior 2015 Equity Incentive Plan which was affected by the entry into the amended and restated plan was to clarify and confirm that no awards under the 2015 Plan can be issued or granted to any person under the 2015 Plan in connection with, or in consideration for, the offer or sale of securities in a capital-raising transaction, or where such services directly or indirectly promote or maintain a market for the Company’s securities. A copy of the 2015 Plan, as amended, is filed herewith as Exhibit 10.3.

Repricing of June 2015 Executive Officer and Director Options

On March 10, 2016, the Board of Directors approved the repricing of options to purchase 6 million shares of the Company’s common stock originally issued to the Company’s executive officers and directors in June 2015. Specifically, the Board of Directors approved a change in the exercise price of such options from $0.0195 per share to $0.12 per share, provided no other terms of the options were changed except for the re-pricing. As a result of the repricing, our executive officers and directors, Brent Toevs, Anh Tran and Rohan Marley, each hold options to purchase 2 million shares of the Company’s common stock at an exercise price of $0.12 per share, with 666,666 options vesting on June 30, 2016 and 666,667 options vesting on June 30, 2017 and 2018, respectively.

Copies of the amended award agreements are filed herewith as Exhibits 10.4, 10.5 and 10.6, respectively, and the description of such awards is qualified in all respects by the actual provisions of such Option Agreements, which are incorporated by reference in this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	March 1, 2016 Side Letter Agreement with JSJ Investments, Inc.

10.2*	5% Convertible Promissory Note ($330,000) with Duck Duck Spruce, LLC dated March 8, 2016

10.3*	Amended and Restated 2015 Equity Incentive Plan of Jammin Java Corp.

10.4*	Option Agreement of Rohan Marley effective June 30, 2015 (as amended)

10.5*	Option Agreement of Brent Toevs effective June 30, 2015 (as amended)

10.6*	Option Agreement of Anh Tran effective June 30, 2015 (as amended)

10.7*	Securities Purchase Agreement dated March 11, 2016, by and between Jammin Java Corp. and Vis Vires Group, Inc.

10.8*	$225,000 Convertible Promissory Note dated March 11, 2016, by Jammin Java Corp. in favor of Vis Vires Group, Inc.

10.9*	5% Convertible Promissory Note ($220,000) with Duck Duck Spruce, LLC dated March 15, 2016

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jammin Java Corp.

Date: March 23, 2016	By:	/s/ Anh Tran
Anh Tran
President

EXHIBIT INDEX

Exhibit No.	Description

10.1*	March 1, 2016 Side Letter Agreement with JSJ Investments, Inc.

10.2*	5% Convertible Promissory Note ($330,000) with Duck Duck Spruce, LLC dated March 8, 2016

10.3*	Amended and Restated 2015 Equity Incentive Plan of Jammin Java Corp.

10.4*	Option Agreement of Rohan Marley effective June 30, 2015 (as amended)

10.5*	Option Agreement of Brent Toevs effective June 30, 2015 (as amended)

10.6*	Option Agreement of Anh Tran effective June 30, 2015 (as amended)

10.7*	Securities Purchase Agreement dated March 11, 2016, by and between Jammin Java Corp. and Vis Vires Group, Inc.

10.8*	$225,000 Convertible Promissory Note dated March 11, 2016, by Jammin Java Corp. in favor of Vis Vires Group, Inc.

10.9*	5% Convertible Promissory Note ($220,000) with Duck Duck Spruce, LLC dated March 15, 2016

*Filed herewith.